Principal Accounting Policies - Cash and Cash Equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	¥ 207,228	$ 29,633	¥ 465,004		¥ 378,989
Restricted cash	10,222	1,462	26,061		65,902
Total	¥ 217,450	$ 31,095	¥ 491,065	$ 70,221	¥ 444,891	¥ 197,887